TURNER FUNDS

Turner Core Growth Fund

Turner Large Cap Growth Fund

Institutional Class

Investor Class

Supplement dated November 19, 2010

to the Prospectus dated January 31, 2010, as supplemented May 25, 2010, June 11, 2010 and
September 10, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

On November 19, 2010, the Board of Trustees (the “Board”) of the Turner Funds approved the reorganization of Turner Large Cap Growth Fund (the “Large Cap Growth Fund”) into Turner Core Growth Fund (the “Core Growth Fund”).  The Core Growth Fund will be renamed Turner Large Growth Fund effective January 31, 2011.  The Board’s decision to reorganize the Large Cap Growth Fund is subject to shareholder approval. If you are a shareholder of record of the Large Cap Growth Fund as of a record date (the “Record Date”) expected to be established in January 2011, you will be eligible to vote at a Special Meeting of Shareholders.  If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization describing its terms in detail.  This Special Meeting is expected to take place during the first quarter of 2011.

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In anticipation of the reorganization, the Board has determined to close the Large Cap Growth Fund to new investors effective February 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-F-30-24)